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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 13, 1998
                                                 --------------------------

                             STORMEDIA INCORPORATED
               (Exact name of registrant as specified in Charter)




          DELAWARE                            0-25796                         77-0373062
          --------                            -------                         ----------
(State or other jurisdiction of      (Commission File Number)        (IRS Employer Identification
       incorporation)                                                           Number)




                                 385 REED STREET
                           SANTA CLARA, CA 95050-3118
                    (Address of Principal Executive Offices)

                                 (408) 327-8400
              (Registrant's Telephone Number, Including Area Code)


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ITEM 2         ACQUISITION OR DISPOSITION ASSETS.

        Pursuant to an Agreement and Plan of Reorganization dated December 15, 1997 by and among the Registrant, StorMedia Acquisition Corporation, a Delaware corporation and an indirect, wholly-owned subsidiary of Registrant, Akashic International, Inc., a California corporation ("AII") and Akashic Memories Corporation, a California corporation ("Akashic"), Registrant acquired Akashic by means of a merger of StorMedia Acquisition Corporation into Akashic, with Akashic remaining as the surviving corporation in the Merger. Prior to the Merger, Registrant assigned its duties, obligations and interest under the Agreement and Plan of Reorganization to StorMedia Foreign Sales Corporation, its wholly owned U.S. Virgin Islands subsidiary ("FSC"). FSC owned all of the outstanding shares of StorMedia Acquisition Corporation and now owns all of the outstanding shares of Akashic. The Merger became effective December 31, 1997, immediately upon the filing of a Certificate of Merger with the Secretary of State of the State of California. $10 million was paid for the capital stock of Akashic from working capital. As part of the transaction, the Registrant delivered 2 million shares of its Class A Common Stock to acquire certain intellectual property, patents and applications pending from Kubota
Corporation, a Japanese corporation and the indirect parent of Akashic ("Kubota") under the terms of the Patent Purchase Agreement dated December 15, 1997 and received certain indemnifications from Kubota pursuant to the Kubota Guaranty and Indemnification dated December 15, 1997.


ITEM 7         FINANCIAL STATEMENTS AND EXHIBITS.

        The following financial statements and exhibits are filed as part of this Report, where indicated.

        (a) Financial statements of business acquired, prepared pursuant to Rule 3-05 of Regulation S-X:

                Financial statements are unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date of this Current Report on Form 8-K.

        (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

                The pro forma financial information is unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date of this Current Report on Form 8-K.

        (c)     Exhibits in accordance with Item 601 of Regulation S-K:


        Exhibit No.   Description
        -----------   -----------

        2.1 Agreement and Plan of Reorganization, dated as of December 15, 1997, among the Registrant, AII, Akashic, and StorMedia Acquisition Corporation.

        2.2 Form of Agreement of Merger between Akashic and StorMedia Acquisition Corporation.

        99.1          Press release dated January 5, 1998.


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        99.2          Patent Purchase Agreement dated as of December 15, 1997
                      between Kubota, Registrant and StorMedia International
                      Ltd.

        99.3 Kubota Guaranty and Indemnification dated as of December 15, 1997 between Kubota and Registrant.

        99.4          Assignment from Registrant to FSC dated December 31, 1997.


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                                INDEX TO EXHIBITS


     EXHIBIT    DESCRIPTION
     NUMBER     -----------
     ------

        2.1 Agreement and Plan of Reorganization, dated as of December 15, 1997, among the Registrant, AII, Akashic, and StorMedia Acquisition Corporation.

        2.2 Form of Agreement of Merger between Akashic and StorMedia Acquisition Corporation.

        99.1    Press release dated January 5, 1998.

        99.2 Patent Purchase Agreement dated as of December 15, 1997 between Kubota, Registrant and StorMedia International Ltd.

        99.3 Kubota Guaranty and Indemnification dated as of December 15, 1997 between Kubota and Registrant.

        99.4    Assignment from Registrant to FSC dated December 31, 1997


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STORMEDIA INCORPORATED



Dated:  January 13, 1998                  By:    /s/ Judith M. O'Brien
                                                 -------------------------------
                                                 Judith M. O'Brien
                                                 Secretary